VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:	DWS Personal Pension Variable Annuity
File No. 811-, CIK 0001475234
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), DWS Personal Pension Variable Annuity registered under the Act, mailed to its contract owners the semi annual report for the DWS Personal Pension Variable Annuity. Transamerica Series Trust. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on 8/20/12, DWS Personal Pension Variable Annuity, filed its semi annual report with the Commission via Edgar (CIK: 0001475234).

Transamerica Series Trust, filed its annual report with the Commission via Edgard (CIK

To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company